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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)      October 18, 2000
                                                 -------------------------

                          GEORGIA-PACIFIC CORPORATION
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            (Exact Name of Registrant as Specified in its Charter)


     Georgia                      1-3506                        93-0432081
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(State or Other Jurisdiction    (Commission                   (IRS Employer
     of Incorporation)          File Number)                Identification No.)

133 Peachtree Street, N.E., Atlanta, Georgia                            30303
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code     (404) 652-4000
                                                   ------------------------


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

          On October 18, 2000, the Georgia-Pacific Corporation (the "Company") issued a press release announcing the financial results of the Georgia-Pacific Group for the third quarter of 2000. The press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

          On October 18, 2000, the Company also issued a press release announcing the financial results of The Timber Company for the third quarter of 2000. The press release is filed as Exhibit 99.2 hereto and is incorporated herein by reference.

Item 7.      Financial Statements and Exhibits.

       (a)   Financial Statements of Business Acquired

             Not required.

       (b)   Pro Forma Financial Information

             Not required.

       (c)   Exhibits

       99.1  Press Release of the Georgia-Pacific Group issued October 18, 2000:
             Georgia-Pacific Group Reports Third Quarter 2000 Earnings

       99.2 Press Release of The Timber Company issued October 18, 2000: The Timber Company Reports Third Quarter Earnings


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       GEORGIA-PACIFIC CORPORATION
                                              (Registrant)


Dated:     October 19, 2000        By:  /s/ Kenneth F. Khoury
                                       -------------------------
                                       Kenneth F. Khoury
                                       Vice President, Deputy General Counsel
                                       and Secretary